GRAYSON

BANKSHARES, INC.

Financial Report

Shareholders' Meeting – May 8, 2012

Bank	Map Legend #	Headquarters	Total Assets
Grayson National Bank	1	Independence	$ 346,383
Bank of Botetourt	2	Buchanan	306,618
Bank of Fincastle	3	Fincastle	180,416
Bank of Floyd	4	Floyd	266,160
Bank of Marion	5	Marion	348,943
Community Capital Bank of Virginia	6	Christiansburg	55,817
First Sentinel Bank	7	Richlands	167,493
Grundy National Bank	8	Grundy	351,988
Highlands Union	9	Abingdon	620,963
HomeTown Bank	10	Roanoke	361,175
New Peoples	11	Honaker	780,384
Trupoint/Miners & Merchants	12	Grundy	455,747
Valley Bank	13	Roanoke	773,504


Mingo
McDowell
Mercer
Craig
Botetourt
2,3
8,12
Buchanan
10
13
Giles
Montgomery
Roanoke
Bedford
Tazewell
Bland
6
7
11
Pulaski
Franklin
Russell
5
4
Wythe
Smyth
Floyd
9
Washington
Henry
Carroll
Patrick
Grayson
1

SOUTHWEST VIRGINIA BANKS
Less than 1 Billion in Assets
Earnings (in thousands)
2004 to 2011

Bank	Map Legend #	2004	2005	2006	2007	2008	2009	2010	2011
Grayson National Bank	1	3,241	3,108	3,147	3,167	754	853	1,166	(1,646)
Bank of Botetourt	2	2,400	3,210	3,477	3,360	1,203	764	(117)	(2,922)
Bank of Fincastle	3	1,693	2,017	1,987	2,215	1,649	1,458	1,051	1,658
Bank of Floyd	4	2,242	2,203	2,511	2,257	1,559	551	969	1,099
Bank of Marion	5	4,045	4,417	4,548	4,338	(2,472)	1,010	2,143	2,369
Community Capital Bank of Virginia	6	NA	NA	NA	NA	(232)	(113)	333	567
First Sentinel Bank	7	1,019	1,152	1,123	974	917	1,189	1,052	1,746
Grundy National Bank	8	3,261	3,565	3,262	3,242	4,190	2,847	4,024	3,509
Highlands Union	9	4,657	5,033	5,208	4,901	115	(6,379)	(2,140)	(6,517)
HomeTown Bank	10	-	(943)	(3,027)	(1,662)	(2,175)	496	(3,800)	1,960
New Peoples	11	3,258	2,723	3,090	2,870	4,737	(3,686)	(9,065)	(8,910)
Trupoint/Miners & Merchants	12	4,588	5,032	3,840	4,875	4,821	(3,793)	(4,516)	1,134
Valley Bank	13	2,824	3,392	2,882	2,928	1,623	(6,623)	2,534	4,720

Net Income

(Thousands)


3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
-1,500
-2,000
'07
'08
'09
'10
'11
Dollars

“Great Recession”

- Employment picture
  - High levels of unemployment
  - Prolonged period
- Business activity has been down
- Real estate prices down, and still searching for the bottom
- Real estate market is illiquid
  - High inventory
  - Low demand
  - Extended listing periods
- Regulatory Environment

Impact on Earnings

- Credit related costs are up
- Loan demand is weak and loan balances are down
- Alternative investment yields are down
- Increased regulatory assessments
- Look for fee-based income and cost savings opportunities

Credit Costs

- Several components to "credit costs", not limited to bad debt expense:
  - Bad debt expense
  - Foreclosure related expenses
  - Lost interest on non-accrual loans
  - Resources dedicated to nonperforming loans

Bad Debt and Foreclosure Expense (Thousands)



6,000
5,000
4,000
3,000
2,000
1,000
0
2007
2008
2009
2010
2011
Dollars

Loans Outstanding
(Millions)


280
270
260
250
240
230
220
210
200
2007
2008
2009
2010
2011

Interest on Loans
(Millions)



22
20
18
16
14
12
10
2007
2008
2009
2010
2011

Investment Yields

(Average annual yield)

	2007	2011
Federal Funds Sold	5.05	.25
U.S. Treas Bond 5yr	4.42	1.51
U.S. Treas Bond 10yr	4.63	2.76

Net Income Components

	2008	2009	2010	2011
Interest Income	21,950	19,917	18,359	15,388
Interest Expense	10,432	8,417	6,508	4,867
Net Interest Income	11,517	11,500	11,851	10,521
Bad Debt Expense	1,200	1,491	2,510	4,785
Other Income	460	2,243	2,962	2,817
Other Expense	9,704	10,087	9,884	9,982
Foreclosure Expense	56	175	104	745
Regulatory Assessment	314	1007	883	686

Overhead Expense
(as % of average assets)

	GNB	Peer Group	PCT
Occup Exp	.31	.37	37
Other Exp	.97	1.04	47
Tot overhead	3.04	2.93	57
Ave PE/emp (thou)	51.75	65.25	16

Net Income
(Thousands)


3,500
3,000
2,500
2,000
1,500
1,000
500
0
-500
-1,000
-1,500
-2,000
'07
'08
'09
'10
'11
Dollars

2007 v 2011
(thousands)

	2007	2011	P&L Impact
Net Int Inc	12,051	10,521	-1,530
Bad Debt	465	4,785	-4,320
Foreclosure Exp	-46	745	-791
Reg Assessments	140	686	-546
Total impact			-7,187

1st Quarter 2012

- Assets down about 2.1 million
- Loans down 7.4 million
- Fed Funds down 2.8 million
- Investments up 8.8 million
- Deposits down approx 2.2 million
- BV 16.37/share
- Net income of 490 thousand

Thank You